--------------------------------------------------------------------------------
                              1997 Annual Report
--------------------------------------------------------------------------------

                                       [LOGO OF MASSMUTUAL PARTICIPATION
                                            INVESTORS APPEARS HERE]



                        [PHOTO OF LAPTOP APPEARS HERE]

--------------------------------------------------------------------------------
                            www.massmutual.com/mpv
--------------------------------------------------------------------------------

MassMutual Participation Investors

1295 State Street
Springfield, Massachusetts 01111
(413) 744-8480

Adviser

Massachusetts Mutual
Life Insurance Company

Auditor

Coopers & Lybrand L.L.P.
Springfield, Massachusetts 01101

Custodian

The Chase Manhattan Bank, N.A.

Transfer Agent & Registrar

Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

[LOGO OF MPV
APPEARS HERE]

Investment Objective and Policy

MassMutual Participation Investors, a closed-end investment company, had its initial public offering in October 1988 and its shares are listed on the New York Stock Exchange. The share price of Participation Investors can be found in the financial section of most newspapers as "MasPrt" under the New York Stock Exchange listings. The trading symbol is "MPV".

The investment objective of the Trust is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed-income securities, at least half of which normally include equity features. The Trust will also invest in publicly-traded securities, again with emphasis on convertible issues. Equity related issues provide the opportunity to realize capital gains, which, if realized, will be reinvested in income-producing securities, permitting the Trust to increase its future dividend payments.

The Trust pays quarterly dividends from net investment income and intends to distribute substantially all of its net income to shareholders each year. All registered shareholders are automatically enrolled in Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Dividends are distributed in January, May, August, and November.

MassMutual Participation Investors' Annual Meeting of Shareholders is scheduled to be held on April 24, 1998 at 1:00 p.m. in Springfield, Massachusetts. We cordially invite all shareholders to attend.

--------------------------------------------------------------------------------
To Our Shareholders
--------------------------------------------------------------------------------

We welcome this opportunity to provide you MassMutual Participation Investors' 1997 Annual Report.


1997 Highlights

We are pleased to report that Participation Investors was the number two performing closed-end bond fund for the year 1997 as reported by Lipper Analytical Services. (The number one fund was MassMutual Corporate Investors.) The Trust also raised its quarterly dividend three times over the course of the year, declared a year-end extra dividend, closed twenty new or add-on private placements, reported record-high net asset values, enjoyed a record-high stock market price, and established our website on the Internet.

We were able to increase our quarterly dividend three times throughout the year. In May, the Trustees increased the quarterly dividend to 20 cents per share from the previous distribution level of 19 cents per share. Then in July the quarterly dividend was raised to 21 cents per share, and in October it was raised again to the 22 cent-per-share level. In addition to the 22 cents per share declared in December, a 17 cent-per-share extra dividend was declared. This all adds up to $1.02 per share distributed for 1997.

The net asset value per share of the Trust increased during the year ending at $11.52. This is up from the $10.54 per-share level at the end of 1996.

[PHOTO APPEARS HERE]

Portfolio Review

In keeping with our investment objective, we invest in a portfolio of securities to maximize total return by providing a high level of current income, and the potential for capital appreciation. Private placement investments, which are purchased directly from an issuer, are our primary investments. In that regard, private placement activity in the Trust remained strong. In total, the Trust closed twenty new or add-on private placement investments during the year. This brought our private placement holdings to 77% of the portfolio, up from 75% at the end of 1996. During the fourth quarter, we invested in seven private placements totaling approximately $6.7 million. The new investments are as follows: Adventure Entertainment Corporation, Beta Brands, Inc., Capitol Vial, Inc., MW Investors I, LLC, Vitex Packaging, Inc., and two add-on investments in Trend Plastics, Inc. (A brief description of these companies is provided in the Schedule of Investments.) The fixed income components of these investments have a weighted average coupon of 13.2% and offer the potential of capital gains via their equity features.

The Trust participated heavily in the 144A market. For the year, the Trust purchased one hundred and six issues for a total investment of $42.3 million. Many of the issues purchased throughout the year were either sold at a gain or converted into public securities. (Our current holdings are shown at the end of our Corporate Restricted Securities section of the Schedule of Investments.)

Even though interest rates declined during the year, we were able to increase the net earnings of the Trust and raise of our quarterly dividend. Our net earnings went from $7,019,846, or $.76 per share in 1996, to $8,013,308, or $.87 per share in 1997. This was done without any compromise of our ability to generate capital gains. In fact, Participation Investors had a record year for realized capital gains.

Despite the number of private placement investments that were purchased during the year, a number of names disappeared. However, we are very pleased that many of these investments left us significant capital gains. For the year, the Trust realized $9.5 million in capital gains from our traditional private placement investments. Some of the highlights are listed below.


Issuer                          Gains ($000s)       Issuer                       Gains ($000s)
------                          -------------       ------                       -------------
Classic Sports, Inc.                 931            PanEnergy Corp.                  1,586
Compucom Systems                   1,122            Schwitzer, Inc.                    833
Exide Electronics Group, Inc.      1,438            Telex Communications, Inc.       3,540

In the public portfolio, Participation Investors was also very successful in
generating capital gains in addition to providing   investment income. For the
year, the public portfolio realized $5.0 million in capital gains. In total, the Trust realized capital gains of over $14.5 million, $2.1 million of which were realized in the fourth quarter.

Performance

As mentioned previously, the Trust was ranked by Lipper Analytical Services as the number two performing closed-end bond fund, of 344 funds, for 1997. This performance is based on a 24.1% gain for the year as measured by the change in net assets, with dividends reinvested. Our one-year performance compares favorably to the S&P Industrial Stock Index, which was up 31.0%, and the Lehman Government/Corporate Index, which was up 9.8%. In terms of shareholders' realization, the one-year total return based on the change in the stock market price, assuming reinvestment of dividends, was 43.1%. All in all, a top-notch year for investors in Participation Investors no matter how you view it.

                              -------------------
                              TOTAL ANNUAL RETURN
                              -------------------

                            [BARGRAPH APPEARS HERE]


       MassMutual Participation    S&P Industrial    Lehman Brothers Government/
             Investors              Stock Index         Corporate Bond Index
1993           15.01                     9.05                  11.03
1994            4.03                     3.83                  -3.51
1995           26.11                    34.64                  19.24
1996            14.6                    23.03                    2.9
1997            24.1                    31.04                   9.75

More Positive News From The U.S.

As we begin 1998, the U.S. economy appears to be embarking on its eighth consecutive year of expansion. By almost any measure, 1997 was a solidly good year. Consumption was up, consumer confidence reached a 28-year high, unemployment hit a 24-year low, gains were made in personal income and corporate profits, housing starts and new and existing housing sales were up, and the Federal budget deficit was tightened to a point where 1998 may even see a small surplus.

All of this happened against a backdrop of declining price pressures. Without inflationary pressures, the Federal Reserve, which had raised interest rates by 25 basis points in March, did not take action again for the remainder of the year, and rates consequently declined.

Against Uncertainty From Overseas

Working counter to the forces supporting the domestic economy over the past year was the financial breakdown in the Pacific Rim. After years of over-investment, weak infrastructure and poor economic policy, high-flying markets including South Korea, Thailand and Indonesia suffered tremendous losses during the second half of 1997.

The problems these economies face are deep and far-reaching, and recognition of this fact has caused turmoil in markets throughout the world. The U.S. has seen effects of the Asian crisis on a number of levels. The uncertainty it has created added volatility to an already nervous stock market, precipitating a one day drop of over 500 points in late October. A flight to quality in the currency markets bolstered the U.S. dollar, making American exports expensive in overseas markets. Domestic firms that rely on sales to Asian markets may see profits come under pressure as orders decline, and competitive price pressures from Asian exporters may impact the ability of companies to raise prices on a global basis.

Strength Overcame Volatility in Stocks and Turned a Profitable Year for Bonds

Even though the U.S. stock market increased in volatility, it turned in impressive results for the third consecutive year. American corporations have invested in both the technology and the human resources they need to remain competitive and profitable in the global market. During 1997, gains in the market were driven both by corporate earnings and net flows of cash into equity mutual funds.

The bond market also advanced during 1997. After the Federal Reserve's March tightening, interest rates began to decline, and bonds rallied as a result. During the second half of the year, investors moved into bonds as a safe haven from the stock market volatility.

We expect the positive economic factors that determined 1997's market to outweigh Asian concerns as 1998 continues. We also expect another year of economic growth, but at less vigorous levels than what we've seen recently. In any event, recent volatility reminds us of the need to be paid for taking risk. All told, we should be well positioned to act on the opportunities the coming year presents.

Sincerely,

/s/ Stuart H. Reese

Stuart H. Reese
President

                             [PHOTO APPEARS HERE]

(left to right) Robert E. Joyal, Senior Vice President, Stephen L. Kuhn, Vice President and Secretary, Clifford M. Noreen, Vice President, Hamline C. Wilson, Vice President and Chief Financial Officer, and Charles C. McCobb, Jr, Vice President

Tax Information:

The following table summarizes, for income tax purposes, the cash distributions paid by MassMutual Participation Investors for the calendar year 1997.

-----------------------------------------------------------------------------------------------------------
1997 Dividend Payments    Net Investment Income      Short-term gains         Tax Effect
-----------------------------------------------------------------------------------------------------------
        $1.02                   $0.8307                  $0.1893              $1.02 represents income for
                                                                                    tax purposes
-----------------------------------------------------------------------------------------------------------

The following table summarizes the tax effects of the retention of long-term capital gains for 1997.


-----------------------------------------------------------------------------------------------------------
                                 Amount Per Share     Form 2439          Schedule D (individual)
-----------------------------------------------------------------------------------------------------------
1997 Gains Retained                   $1.3822          Line 1a           Line 11, column (f)
-----------------------------------------------------------------------------------------------------------
Mid-term Gains Retained (28%)         $0.1334          Line 1b           Line 11, column (g)
-----------------------------------------------------------------------------------------------------------
Long-term Gains Retained (20%)        $1.2488
-----------------------------------------------------------------------------------------------------------
Taxes Paid                            $0.4838          Line 2            Tax credit*
-----------------------------------------------------------------------------------------------------------
Basis Adjustment                      $0.8984                            **
-----------------------------------------------------------------------------------------------------------

* If you are not subject to federal tax (e.g., a charitable organization, IRA, or Keogh Plan), you may be able to claim a refund by filing From 990-T.

** For federal tax purposes, you may increase the adjusted basis of your shares by this amount (the excess of Line 1a over Line 2).


-----------------------------------------------------------------------------------------------------------
                        Qualified for Dividend                           Interest Earned On
Annual Dividend           Received Deduction                        U.S. Government Obligations
-----------------------------------------------------------------------------------------------------------
Amount Per Share        Percent       Amount Per Share              Percent     Amount Per Share
-----------------------------------------------------------------------------------------------------------
     $1.02              3.8233%           $0.0316                   0.0000%          $0.0000
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES           MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
December 31, 1997 and 1996


                                                                                   1997            1996
                                                                               ------------    ------------
Assets:
Investments (Notes 2A, 2B and 5)
 (See Schedule of Investments)
 Corporate restricted securities at fair value
  (Cost 1997 - $98,863,703; 1996 - $76,225,729)                                $104,464,368    $ 81,145,818
 Corporate public securities at market value
  (Cost 1997 - $27,615,706; 1996 - $22,874,309)                                  29,080,135      24,650,903
Short-term securities at cost plus earned discount which
 approximates market value                                                        1,399,717       4,909,790
                                                                               ------------    ------------
                                                                                134,944,220     110,706,511
Cash                                                                                 62,841           4,414
Interest and dividends receivable, net                                            2,390,354       1,540,439
Receivable for investments sold                                                      84,332       3,970,102
                                                                               ------------    ------------
    Total assets                                                               $137,481,747    $116,221,466
                                                                               ============    ============

Liabilities:
Dividend payable                                                               $  3,594,499    $  3,778,833
Payable for investments purchased                                                   100,000         135,000
Management fee payable (Note 3)                                                     238,850         218,596
Note payable (Note 4A)                                                           12,000,000      12,000,000
Revolving credit agreement (Note 4B)                                             10,500,000              --
Interest payable (Notes 4A and 4B)                                                  222,821         170,940
Accrued expenses                                                                    211,353         157,518
Accrued taxes (Note 2D)                                                           4,458,639       2,606,720
                                                                               ------------    ------------
    Total liabilities                                                            31,326,162      19,067,607
                                                                               ------------    ------------

Net Assets:
Shares of beneficial interest, par value $.01 per share;
 an unlimited number authorized                                                      92,167          92,167
Additional paid-in capital                                                       84,895,820      84,895,820
Retained net realized gain on investments, prior years                            5,423,509         582,457
Undistributed net investment income (Note 2D)                                       402,704           7,224
Undistributed net realized gain on investments                                    8,276,291       4,879,508
Net unrealized appreciation of investments (Notes 2A, 2B and 5)                   7,065,094       6,696,683
                                                                               ------------    ------------

    Total net assets                                                            106,155,585      97,153,859
                                                                               ------------    ------------

    Total liabilities and net assets                                           $137,481,747    $116,221,466
                                                                               ============    ============

Shares of beneficial interest issued and outstanding                              9,216,665       9,216,665
                                                                               ============    ============

Net asset value per share                                                      $      11.52    $      10.54
                                                                               ============    ============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                       MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1997 and 1996

                                                                                     1997                1996
                                                                                 ------------         ------------
Investment Income (Note 2B):
Interest                                                                         $  9,882,497         $  8,784,434
Dividends                                                                             292,721              147,618
                                                                                 ------------         ------------
    Total income                                                                   10,175,218            8,932,052
                                                                                 ------------         ------------

Expenses:
Management fee (Note 3)                                                               964,592              885,454
Trustees' fees and expenses                                                            66,974               55,690
Transfer Agent/Registrar's expenses                                                    49,925               48,500
Interest (Notes 4A and 4B)                                                            983,508              831,600
Reports to shareholders                                                                13,000               26,513
Audit and legal                                                                        45,900               42,935
Other                                                                                  38,011               21,514
                                                                                 ------------         ------------
    Total expenses                                                                  2,161,910            1,912,206
                                                                                 ------------         ------------

Net investment income (1997 - $.87 per share;
 1996 - $.76 per share)                                                             8,013,308            7,019,846
                                                                                 ------------         ------------

Net realized and unrealized gain (loss) on investments (Notes 2A and 2B):
Realized gain on investments                                                       14,479,645            9,371,190
Provision for federal income taxes (Note 2D)                                       (4,458,639)          (2,606,720)
                                                                                 ------------         ------------
Net realized gain on investments                                                   10,021,006            6,764,470
Net change in unrealized appreciation of investments                                  368,411           (2,884,268)
                                                                                 ------------         ------------
    Net gain on investments                                                        10,389,417            3,880,202
                                                                                 ------------         ------------

Net increase in net assets resulting from operations                             $ 18,402,725         $ 10,900,048
                                                                                 ============         ============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS                       MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1997 and 1996


                                                                                    1997                 1996
                                                                                ------------         ------------
Net increase (decrease) in cash:
Cash flows from operating activities:
 Interest and dividends received                                                $  8,956,003         $  8,260,976
 Interest expense paid                                                              (931,627)            (831,600)
 Operating expenses paid                                                          (1,091,813)          (1,079,275)
 Federal income tax paid                                                          (2,606,720)            (203,518)
                                                                                ------------         ------------
    Net cash provided by operating activities                                      4,325,843            6,146,583
                                                                                ------------         ------------

Cash flows from investing activities:
 Change in short-term portfolio securities, net                                    3,626,497            7,420,201
 Purchase of portfolio securities                                                (96,366,567)         (69,704,405)
 Proceeds from disposition of portfolio securities                                87,570,487           63,118,295
                                                                                ------------         ------------
    Net cash (used for) provided by investing activities                          (5,169,583)             834,091
                                                                                ------------         ------------

    Net cash (used for) provided by operating and investing activities              (843,740)           6,980,674
                                                                                ------------         ------------

Cash flows from financing activities:
 Cash dividends paid from net investment income                                   (7,700,370)          (7,004,665)
 Cash dividends paid from net realized gain on investments                        (1,884,963)                  --
 Proceeds from borrowings under revolving credit agreement                        10,500,000                   --
 Note issuance costs paid                                                            (12,500)                  --
                                                                                ------------         ------------
    Net cash provided by (used for) financing activities                             902,167           (7,004,665)
                                                                                ------------         ------------

Net increase (decrease) in cash                                                       58,427              (23,991)

Cash - beginning of year                                                               4,414               28,405
                                                                                ------------         ------------
Cash - end of year                                                              $     62,841         $      4,414
                                                                                ============         ============

Reconciliation of net increase (decrease) in net assets to net cash from operating and investing activities:

Net increase in net assets resulting from operations                            $ 18,402,725         $ 10,900,048
                                                                                ------------         ------------

 Increase in investments                                                         (24,237,709)          (3,119,250)
 (Increase) decrease in interest and dividends receivable, net                      (849,915)             264,435
 (Increase) decrease in receivable for investments sold                            3,885,770           (3,104,092)
 Decrease in payable for investments purchased                                       (35,000)            (365,000)
 Increase in management fee payable                                                   20,254                4,202
 Increase in interest payable                                                         51,881                 --
 Note issuance costs paid                                                             12,500                 --
 Increase (decrease) in accrued expenses                                              53,835               (2,871)
 Increase in accrued taxes                                                         1,851,919            2,403,202
                                                                                ------------         ------------

    Total adjustments to net assets from operations                              (19,246,465)          (3,919,374)
                                                                                ------------         ------------

    Net cash (used for) provided by operating and investing activities          $   (843,740)        $  6,980,674
                                                                                ============         ============

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS            MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
For the years ended December 31, 1997 and 1996

                                                                                              1997                   1996
                                                                                         -------------         -------------
Increase (decrease) in net assets:
Operations:
 Net investment income                                                                   $   8,013,308         $   7,019,846
 Net realized gain on investments                                                           10,021,006             6,764,470
 Net change in unrealized appreciation of investments                                          368,411            (2,884,268)
                                                                                         -------------         -------------

 Net increase in net assets resulting from operations                                       18,402,725            10,900,048

Dividends to shareholders from:
 Net investment income (1997 - $.83 per share; 1996 - $.78 per share)                       (7,617,829)           (7,147,370)
 Net realized gains on investments (1997 - $.19 per share; 1996 - $.20 per share)           (1,783,170)           (1,884,962)
                                                                                         -------------         -------------

    Total increase                                                                           9,040,726             1,867,716

Net Assets, beginning of year                                                               97,153,859            95,286,143
                                                                                         -------------         -------------

Net Assets, end of year (including undistributed net investment
 income in 1997 - $402,704; 1996 - $7,224)                                               $ 106,155,585         $  97,153,859
                                                                                         =============         =============


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                               7

--------------------------------------------------------------------------------
SELECTED PER SHARE DATA                       MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding for the periods ended:

                                                               For the years ended December 31,
                                       -------------------------------------------------------------------------
                                       1997       1996      1995        1994        1993        1992        1991
                                       ----       ----      ----        ----        ----        ----        ----
Net asset value:
 Beginning of period             $    10.54   $   10.34   $    8.84   $    9.13   $    8.58   $    8.58   $    8.29
                                 ----------   ---------   ---------   ---------   ---------   ---------   ---------
Net investment income                   .87         .76         .73         .66         .68         .69         .82
Net realized and
 unrealized gain (loss)
 on investments                        1.13         .42        1.50        (.30)        .57         .07         .35
                                 ----------   ---------   ---------   ---------   ---------   ---------   ---------
Total from investment
 operations                            2.00        1.18        2.23         .36        1.25         .76        1.17
                                 ----------   ---------   ---------   ---------   ---------   ---------   ---------
Dividends from net
 investment income to
 common shareholders                   (.83)       (.78)       (.73)       (.65)       (.69)       (.69)       (.82)

Distributions from net
 realized gain on
 investments to common
 shareholders                          (.19)       (.20)         --          --          --        (.07)       (.06)

Distributions from return
 of capital to common
 shareholders                            --          --          --          --        (.01)         --          --
                                 ----------   ---------   ---------   ---------   ---------   ---------   ---------
Total distributions                   (1.02)       (.98)       (.73)       (.65)       (.70)       (.76)       (.88)
                                 ----------   ---------   ---------   ---------   ---------   ---------   ---------
Net asset value:
 End of period                   $    11.52   $   10.54   $   10.34   $    8.84   $    9.13   $    8.58   $    8.58
                                 ----------   ---------   ---------   ---------   ---------   ---------   ---------
Per share market value:
 End of period                   $    11.63   $    9.25   $    9.13   $    7.38   $    8.00   $    7.38   $    8.63
                                 ==========   =========   =========   =========   =========   =========   =========
Total investment return:
 Market value                         43.05%      15.40%      34.65%        .35%      17.67%      (6.33)%     44.00%
 Net asset value                      24.10%      14.60%      26.11%       4.02%      15.01%       9.11%      14.34%

Net assets (in millions):
 End of period                   $   106.16   $   97.15   $   95.29   $   81.43   $   84.11   $   79.05   $   78.76

Ratio of operating
 expenses to average
 net assets                            1.12%       1.11%       1.28%       1.25%       1.26%       1.26%       1.28%

Ratio of interest expense
 to average net assets                  .93%        .85%        .43%         --          --          --          --

Ratio of total expenses
 to average net assets                 2.05%       1.96%       1.71%       1.25%       1.26%       1.26%       1.28%

Ratio of net investment
 income to average net assets          7.59%       7.18%       7.56%       7.30%       7.66%       7.89%       9.50%

Portfolio turnover                    70.88%      68.48%      59.27%      51.42%      34.28%      36.04       32.98%


                                                                  For the
                                                                  period
                                                                  10/6/88
                                                                (Inception)
                                                                  through
                                     1990           1989          12/31/88
                                     ----           ----          --------
Net asset value:
 Beginning of period               $    9.14      $    9.21      $    9.30
                                   ---------      ---------      ---------
Net investment income                    .87            .86            .12
Net realized and
 unrealized gain (loss)
 on investments                         (.84)          (.05)          (.07)
                                   ---------      ---------      ---------
Total from investment
 operations                              .03            .81            .05
                                   ---------      ---------      ---------
Dividends from net
 investment income to
 common shareholders                    (.88)          (.84)          (.12)

Distributions from net
 realized gain on
 investments to common
 shareholders                             --           (.04)          (.02)

Distributions from return
 of capital to common
 shareholders                             --             --             --
                                   ---------      ---------      ---------
Total distributions                     (.88)          (.88)          (.14)
                                   ---------      ---------      ---------
Net asset value:
 End of period                     $    8.29      $    9.14      $    9.21
                                   ---------      ---------      ---------
Per share market value:
 End of period                          6.63      $    8.25      $    9.88
                                   =========      =========      =========
Total investment return:
 Market value                          (9.82)%        (7.77)%        (1.00)%*
 Net asset value                         .31%          9.10%           .54%*

Net assets (in millions):
 End of period                     $   75.82      $   83.58      $   84.15

Ratio of operating
 expenses to average
 net assets                             1.23%          1.27%          0.27%*

Ratio of interest expense
 to average net assets                    --             --             --

Ratio of total expenses
 to average net assets                  1.23%          1.27%          0.27%*

Ratio of net investment
 income to average net assets           9.79%          9.18%          1.73%*

Portfolio turnover                     16.25%         77.84          27.96%*


* Percentages represent results for the period and are not annualized.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                       MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------
December 31, 1997


                                                    Shares, Units,
                                                     Warrants or                           Fair Value                  Fair Value
                                                       Principal       Acquisition       at Acquisition      Cost     at 12/31/97
Corporate Restricted Securities - 76.65%: (A)           Amount            Date                Date         (Note 2B)   (Note 2A)
                                                      ------------     -----------       --------------    ---------  ------------
A.T.-Sentinel, Inc.
A leveraged lease transaction guaranteed by E.I
Dupont, the chemical company
 9.52% First Preferred Ship Mortgage Note           $     60,962           8/22/89         $     60,303    $  61,876    $  61,071
 due 1998                                                                                  ------------    ---------    ---------

AccTech, LLC
A designer and marketer of specialized cleaning
products
 Senior Floating Rate Revolving Credit Note         $    252,540          10/31/96              252,540      252,540      232,438
 due 2002
 Senior Secured Series A Floating Rate Note         $    368,667          10/31/96              363,140      368,667      348,906
 due 2002
 10.1% Senior Secured Series A Note due             $    553,467          10/31/96              539,298      553,467      531,051
 2002
 12% Senior Secured Series B Note due 2004          $    549,000          10/31/96              577,603      499,810      554,325
 Membership Interests (B)                                 2 int.          10/31/96              131,756      114,271      123,521
 Warrant, exercisable until 2004, to purchase             1 int.          10/31/96                   --       54,900           --
 Membership Interests at $.01 per interest (B)                                                ---------    ---------    ---------
                                                                                              1,864,337    1,843,655    1,790,241
                                                                                              ---------    ---------    ---------
Adventure Entertainment Corporation
An owner and operator of themed family
entertainment centers
 7% Redeemable Series B Preferred Stock                 833 shs.          10/31/97              799,664      820,505      809,182
 Warrant, exercisable until 2005, to purchase         3,222 shs.          10/31/97                   32       12,495           32
 Class A Common Stock at $.01 per share (B)                                                   ---------    ---------    ---------
                                                                                                799,696      833,000      809,214
                                                                                              ---------    ---------    ---------
Ammirati & Puris, Inc.
An advertising agency that specializes in
representing a limited number of large and high
quality clients
 14% Senior Secured Note due 1998                   $     83,333          11/23/93               81,633       83,333       88,200
                                                                                              ---------    ---------    ---------
Associated Vintage Group, Inc.
A provider of custom wine production services in
the United States
 11% Senior Subordinated Note due 2005              $  1,667,500           3/19/97            1,637,318    1,587,324    1,706,186
 Common Stock (B)                                     15,675 shs.          3/19/97               61,875       82,500       61,869
 Warrant, exercisable until 2005, to purchase         47,044 shs.          3/19/97               47,044       86,673       47,044
 common stock at $.01 per share (B)                                                           ---------    ---------    ---------
                                                                                              1,746,237    1,756,497    1,815,099
                                                                                              ---------    ---------    ---------
Berkshire Medical Center, Inc.
A non-profit, regional acute care hospital
 10.5% Senior Note due 1999                         $    430,909           5/15/89              430,909      430,909      445,129
                                                                                              ---------    ---------    ---------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                       Shares, Units,
                                                        Warrants or                          Fair Value                Fair Value
                                                         Principal         Acquisition     at Acquisition    Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)         Amount               Date             Date       (Note 2B)    (Note 2A)
                                                       -------------       -----------     ------------- ------------  ------------
Beta Brands, Inc.
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
 Senior Secured Floating Rate Tranche A Note
 due 2004                                               $1,147,000           12/23/97       $  1,136,906 $  1,147,000  $ 1,136,906
 14.75% Senior Secured Tranche B Note due 2005          $  330,000           12/23/97            343,200      330,000      343,200
 Limited Partnership Interests of CM Equity             4,056 int.           12/22/97            324,467      405,584      324,467
 Partners (B)
 Warrant, exercisable until 2005, to purchase         107,267 shs.           12/23/97              1,073            -        1,073
 Limited Partnership Interests at $.81 per
 interest (B)
                                                                                           ------------- ------------  -----------
                                                                                               1,805,646    1,882,584    1,805,646
                                                                                           ------------- ------------  -----------

Boyle Leasing Technologies, Inc.
A leasing company specializing in the leasing and
rental of microticket business equipment.
 12% Senior Subordinated Note due 2001                  $  800,000            8/16/94            719,776      769,957      814,560
                                                                                           ------------- ------------  -----------
BP Prudhoe Bay Royalty Trust - N.Y.S.E
A trust which shares in the production of petroleum
from the Alaskan North Slope.
 Beneficial Interests                                   13,190 uts.           2/28/89            329,750      195,261      211,864
                                                                                           ------------- ------------  -----------

Budget Group, The - O.T.C
An operator of Budget Rent-A-Car franchises, retail
used car sales facilities and van pool territories.
 7% Convertible Subordinated Note due                   $1,000,000           12/18/96            899,220    1,000,000    1,710,400
                                                                                           ------------- ------------  -----------
 2003, convertible into common stock at
 $20.16 per share

C&K Manufacturing and Sales Company
A manufacturer and distributor of branded packaging
and supply products.
 Senior Secured Floating Rate Revolving                 $  325,850            8/29/96            325,850      325,850      162,924
 Credit Facility due 2002
 Senior Secured Series A Floating Rate Term             $1,172,085            8/29/96          1,159,544    1,172,085      586,043
 Note due 2002
 12% Series B Term Note due 2004                        $  266,000            8/29/96            261,877      254,090      133,000
 Membership Interests (B)                                 133 int.            8/29/96            106,400       98,371       13,300
 Warrant, exercisable until 2004, to purchase               8 int.            8/29/96                  1       13,300            1
 Membership Interests at $.01 per interest (B)
                                                                                           ------------- ------------  -----------
                                                                                               1,853,672    1,863,696      895,268
                                                                                           ------------- ------------  -----------

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                        Shares, Units,
                                                         Warrants or                         Fair Value                 Fair Value
                                                           Principal       Acquisition     at Acquisition     Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)            Amount           Date              Date        (Note 2B)    (Note 2A)
                                                        --------------   --------------    --------------  -----------  -----------
Cains Foods, L.P.
A producer of mayonnaise, sauce and pickle products
for both the retail and food service markets.
 Senior Secured Floating Rate Revolving                 $      216,216       9/29/95       $      216,216  $   216,216  $   214,940
 Credit Note due 2000
 10% Senior Secured Term Note due 2004                  $      756,756       9/29/95              756,756      756,756      760,464
 11.5% Senior Subordinated Note due 2004                $      472,975       9/29/95              447,855      452,718      479,313
 8% Junior Subordinated Convertible Note                $       54,054       9/29/95               54,054       54,054       97,454
 due 2004, convertible into partnership points
 at $1,388.89 per point
 Warrant, exercisable until 2006, to purchase                  19 pts.       9/29/95               25,130       25,130       45,682
 partnership points at $.01 per point (B)
                                                                                           --------------  -----------  -----------
                                                                                                1,500,011    1,504,874    1,597,853
                                                                                           --------------  -----------  -----------
Capitol Vial, Inc.
A producer of plastic vial containers
 19% Senior Subordinated Notes due 2004                 $    1,750,000      12/30/97            1,715,000    1,750,000    1,713,250
 Common Stock (B)                                              33 shs.      12/30/97                  131          164          131
                                                                                           --------------  -----------  -----------
                                                                                                1,715,131    1,750,164    1,713,381
                                                                                           --------------  -----------  -----------
Catalina Lighting, Inc. - N.Y.S.E
A designer, importer and distributor of residential
and office lighting fixtures
 8% Convertible Subordinated Note due 2002,             $      375,000       3/31/94              355,012      375,000      350,625
 convertible into common stock at $7.31 per share                                          --------------  -----------  -----------

Chaparral Resources, Inc. - O.T.C
An international oil and gas exploration and
production company
 Common Stock (B)                                           2,460 shs.       12/3/97                1,599        1,599        5,535
                                                                                           --------------  -----------  -----------
Cirrus Logic, Inc.
A designer and manufacturer of integrated circuits
 10.14% Secured Leverage Lease Notes due                $      711,720       11/1/96              690,726      711,720      692,930
 2004
 10.22% Secured Leverage Lease Notes due                $      622,578       11/1/96              608,757      622,578      609,940
 2002
                                                                                           --------------  -----------  -----------
                                                                                                1,299,483    1,334,298    1,302,870
                                                                                           --------------  -----------  -----------
Coast Distribution System, The - A.S.E
A wholesale distributor of recreational vehicle
and marine parts and accessories
 11.2% Senior Subordinated Secured Note                 $      466,800       6/26/89              481,691      466,800      393,699
 due 1999                                                                                  --------------  -----------  -----------


--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                         Shares, Units,
                                                          Warrants or                      Fair Value                 Fair Value
                                                           Principal     Acquisition     at Acquisition     Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)           Amount          Date              Date        (Note 2B)    (Note 2A)
                                                        ---------------  -----------     --------------   ---------   -----------
Consumer Product Enterprises, Inc.
A manufacturer of colored acrylic felt for
consumer use.
 Senior Secured Floating Rate Revolving                 $     76,900         12/8/95       $     76,900   $   76,900  $    76,431
 Credit Notes due 2000
 10.75% Senior Secured Term Note due 2003               $    607,103         12/8/95            613,386      607,103      608,985
 12% Senior Subordinated Note due 2005                  $    400,287         12/8/95            401,929      380,806      398,766
 Common Stock (B)                                        92,280 shs.         12/8/95             69,210       92,280       69,210
 Warrant, exercisable until 2005, to purchase            69,210 shs.         12/8/95                692       25,426          692
 common stock at $.01 per share (B)                                                        ------------   ----------  -----------
                                                                                              1,162,117    1,182,515    1,154,084
                                                                                           ------------   ----------  -----------
Contico International, Inc.
A developer, manufacturer and marketer of consumer,
commercial and industrial plastic products.
 12% Senior Subordinated Note due 2003                  $    500,000         3/23/93            522,800      500,000      526,850
                                                                                           ------------   ----------  -----------
Control Devices, Inc. - O.T.C
A producer of high quality electromechanical circuit
protector devices and photo-optic sensors.
 Common Stock (B)                                        77,333 shs.               *             11,650        8,737    1,175,458
                                                                                           ------------   ----------  -----------
Discount Auto Parts
A retailer of auto parts.
 9.8% Senior Secured Note due 2003                      $    900,000         11/2/89            869,490      900,000      961,200
                                                                                           ------------   ----------  -----------
Diversco, Inc.
A contract provider of janitorial and equipment
maintenance services and temporary production
labor to industrial customers.
 Senior Floating Rate Term Note due 2002                $    212,812        10/24/96            211,514      212,813      211,834
 10.16% Senior Term Note due 2002                       $    638,438        10/24/96            639,203      638,438      652,739
 12% Senior Subordinated Note due 2003                  $    624,000        10/24/96            638,414      559,169      662,750
 Membership Interests (B)                                  1491 int.        10/24/96            111,821      149,095      111,821
 Warrant, exercisable to 2003, to purchase                  896 int.        10/24/96                  9       73,745            9
 Membership Interests at $.01 per interest (B)                                             ------------   ----------  -----------
                                                                                              1,600,961    1,633,260    1,639,153
                                                                                           ------------   ----------  -----------
Eagle Pacific Industries, Inc. - O.T.C
An extruder of small and medium diameter plastic
pipe and tubing in the United States.
 8% Redeemable Convertible Preferred Stock,               1,700 shs.          5/9/97          1,692,860    1,700,000    1,779,560
 convertible into common stock at $4.26 per share                                          ------------   ----------  -----------


*7/29/94 and 10/8/96.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                          Shares, Units,
                                                            Warrants or                     Fair Value                 Fair Value
                                                             Principal      Acquisition   at Acquisition     Cost     at 12/31/97
Corporate Restricted Securities:  (A) (Continued)             Amount           Date           Date         (Note 2B)    (Note 2A)
                                                          --------------    -----------   --------------   ---------  -----------
Fleming Acquisition Corporation
A supplier of high-quality, premium printed labels for
distilled spirits, wine, food and household products.
 Common Stock (B)                                               270 shs.        4/28/95     $    609,908   $  135,000  $    10,161
 Warrant, exercisable until 2005, to purchase                   190 shs.        4/28/95           49,116       85,226        7,144
 common stock at $.01 per share (B)
 Incentive Warrant, exercisable from 1998                        10 shs.        4/28/95            1,671        1,136          361
 until 2000, to purchase common stock at $.01
 per share (B)
                                                                                            ------------   ----------  -----------
                                                                                                 660,695      221,362       17,666
                                                                                            ------------   ----------  -----------
Golden Bear Acquisition Corporation
A manufacturer of asphalt and specialty lubricating
and processing oils.
 17% Senior Subordinated Note due 2005                     $   1,556,000        7/18/97        1,570,938    1,522,143    1,596,145
 12% Preferred Stock                                            156 shs.        7/18/97          157,454      155,556      161,005
 Common Stock (B)                                             7,000 shs.        7/18/97           29,190       38,920       29,190
 Warrant, exercisable until 2005, to purchase                11,670 shs.        7/18/97              117       35,010          117
 common stock at $.001 per share (B)
 Warrant, exercisable until 2010, to purchase                 8,556 shs.        7/18/97               86           --           86
 common stock at $.001 per share (B)
                                                                                            ------------   ----------  -----------
                                                                                               1,757,785    1,751,629    1,786,543
                                                                                            ------------   ----------  -----------
Hardy Oil & Gas PLC - L.S.E.
Engages in exploration and development of oil
and gas reserves.
 8.46% Senior Note due 2004                                $   1,500,000        1/11/95        1,452,150    1,500,000    1,560,450
 Warrant, exercisable until 2005, to purchase               136,541 shs.        1/11/95           13,500           --      172,042
 common stock at (Pound)1.84 per share (B)
                                                                                            ------------   ----------  -----------
                                                                                               1,465,650    1,500,000    1,732,492
                                                                                            ------------   ----------  -----------
Hartzell Manufacturing, Inc.
A provider of contract engineering, manufacturing,
and assembly services for a variety of industrial
manufacturing companies.
 12.5% Senior Subordinated note due 2005                   $   1,313,100        4/18/97        1,329,514    1,164,166    1,374,816
 Common Stock (B)                                            35,322 shs.        4/18/97          299,165      398,889      299,176
 Warrant, exercisable until 2005, to purchase                16,689 shs.        4/18/97            1,669      157,572        1,669
 common stock at $.01 per share (B)
                                                                                            ------------   ----------  -----------
                                                                                               1,630,348    1,720,627    1,675,661
                                                                                            ------------   ----------  -----------
Hatco Corporation
A specialty chemical company focused on the
production of industrial synthetic lubricants and
plasticizers.
 Senior Secured Floating Rate Term Loan due 2003           $   1,750,000        1/31/97        1,739,675    1,750,000    1,750,000
                                                                                            ------------   ----------  -----------

--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                         Shares, Units,
                                                           Warrants or                    Fair Value                 Fair Value
                                                            Principal      Acquisition  at Acquisition      Cost     at 12/31/97
Corporate Restricted Securities:  (A) (Continued)             Amount          Date          Date          (Note 2B)   (Note 2A)
                                                         --------------    -----------  --------------   ---------- ------------
Hein-Werner Corp. - A.S.E.
A manufacturer of automotive service and collision
repair equipment and hydraulic cylinders.
 Warrant, exercisable until 1999, to purchase               59,713 shs.         9/3/96    $        --   $        -- $     49,323
 common stock at $6.28 per share (B)                                                      -----------   ----------- ------------

Highland Homes Holdings, Inc.
A single family home builder operating in the
Dallas-Fort Worth and Atlanta areas.
 12.75% Senior Note due 1999                              $     375,000       11/18/93         371,288      369,882      392,700
 Warrant, exercisable until 2001, to purchase                    3 shs.       11/18/93              --        5,118        9,057
 common stock at $17,897.31 per share (B)
                                                                                          ------------  ----------- ------------
                                                                                               371,288      375,000      401,757
                                                                                          ------------  ----------- ------------
Hudson River Capital LLC
Acquires controlling or substantial interests in
manufacturing and marketing entities.
 Series A Preferred Units (B)                               22,183 uts.        7/21/94         196,827      221,826      210,735
                                                                                          ------------  ----------- ------------

Hunton & Williams
A major law firm in Richmond, Virginia.
 9.84% Senior Secured Note due 2000                       $     137,625       12/21/90         135,324      137,625      141,300
                                                                                          ------------  ----------- ------------

Hussey Seating Company
A manufacturer of spectator seating products.
 Senior Secured Floating Rate Revolving                   $     202,500        6/12/96         200,516      202,500      202,500
 Note due 2003
 Senior Secured Floating Rate Note due 2003               $     393,750        6/12/96         389,852      393,750      393,750
 10% Senior Secured Note due 2003                         $     393,750        6/12/96         383,355      393,750      393,159
 12% Subordinated Secured Note due 2006                   $     675,000        6/12/96         663,660      573,622      718,605
 Warrant, exercisable until 2006, to purchase                1,776 shs.        6/12/96              18      112,500           18
 common stock at $.01 per share (B)
                                                                                          ------------  ----------- ------------
                                                                                             1,637,401    1,676,122    1,708,032
                                                                                          ------------  ----------- ------------

Intermetrics, Inc.
A provider of software systems, services and
products to a variety of information technology
users.
 Senior Floating Rate Revolving Credit Note               $     192,000        5/30/97         192,000      192,000      192,000
 due 2001
 Senior Floating Rate Revolving Term Note                 $     666,072        8/31/95         660,441      666,072      666,072
 due 2002
 13% Senior Subordinated Note due 2002                    $     399,659        8/31/95         406,760      359,063      422,320
 Class A Common Stock (B)                                    1,471 shs.        8/31/95           6,895        9,192          182
 Class B Common Stock (B)                                    4,067 shs.        8/31/95          19,087       25,418          504
 Warrant, exercisable until 2007 to purchase                10,588 shs.        8/31/95           1,059       52,000        1,228
 Class D common stock at $.01 per share (B)
                                                                                          ------------  ----------- ------------
                                                                                             1,286,242    1,303,745    1,282,306
                                                                                          ------------  ----------- ------------

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                          Shares, Units,
                                                           Warrants or                     Fair Value                Fair Value
                                                            Principal      Acquisition   at Acquisition    Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)             Amount           Date          Date        (Note 2B)    (Note 2A)
                                                          --------------   -----------   --------------  ----------  ------------
J. Baker, Inc. -- O.T.C.
A wholesaler and retailer of shoes.
 11.96% Senior Subordinated Note due 1999                 $     600,000        6/21/89    $    598,440   $  600,000  $   515,760
 Warrant, exercisable until 1999, to purchase             $      27,355        6/21/89           2,736       73,285          274
 common stock at $18.80 per share (B)
                                                                                          ------------   ----------  -----------
                                                                                               601,176      673,285      516,034
                                                                                          ------------   ----------  -----------

Jackson Products, Inc.
Manufactures and distributes a variety of industrial
and highway safety products.
 12.25% Senior Subordinated Note due 2004                 $     985,000        8/16/95         985,000      966,226    1,031,098
 13.25% Cumulative Preferred Stock                              49 shs.        8/16/95         492,800      411,708      432,170
 Common Stock (B)                                              217 shs.        8/16/95          21,702       21,702       19,532
 Warrant, exercisable until 2005, to purchase                  999 shs.        8/16/95          99,838       99,866          999
 common stock at $.01 per share (B)
                                                                                          ------------   ----------  -----------
                                                                                             1,599,340    1,499,502    1,483,799
                                                                                          ------------   ----------  -----------

Kappler Safety Group, Inc.
A manufacturer of protective apparel for the
industrial/safety, clean room and healthcare markets.
 13% Senior Subordinated Note due 2004                    $   1,667,000        12/2/96       1,692,505    1,521,123    1,713,509
 Warrant, exercisable until 2004, to purchase               28,717 shs.        12/2/96          28,717      166,700       36,298
 common stock at $.01 per share (B)
                                                                                          ------------   ----------  -----------
                                                                                             1,721,222    1,687,823    1,749,807
                                                                                          ------------   ----------  -----------

Latin Communications Group
An operator of Spanish-language media in North
America.
Common Stock (B)                                            44,219 shs.              *         314,472      406,252      442,190
                                                                                          ------------   ----------  -----------

Lloyd's Barbecue Company
A manufacturer and marketer of packaged barbecue
meats and related products.
 18% Senior Subordinated Note due 2006                    $     813,750        9/30/97         813,750      813,750      862,575
 Membership Interests of LFPI Mainstreet (B)                 9,362 uts.        9/30/97         936,250      936,372      842,625
                                                                                          ------------   ----------  -----------
                                                                                             1,750,000    1,750,122    1,705,200
                                                                                          ------------   ----------  -----------

Louis Dreyfus Natural Gas Corporation -- A.S.E.
An independent oil and gas company engaged
principally in the acquisition, development and
management of oil and gas properties.
 Warrant, exercisable until 2004, to purchase               51,671 shs.       12/27/91          24,857       19,356      127,627
                                                                                          ------------   ----------  -----------
 common stock at $17.81 per share (B)

* 2/14/95, 12/1/95 and 2/27/96.

--------------------------------------------------------------------------------
                                                                              15

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                         Shares, Units,
                                                           Warrants or                    Fair Value                 Fair Value
                                                            Principal      Acquisition  at Acquisition      Cost     at 12/31/97
Corporate Restricted Securities:  (A) (Continued)            Amount           Date           Date        (Note 2B)    (Note 2A)
                                                         --------------    -----------  -------------- ------------ ------------
Maloney Industries, Inc.
Engineers and manufactures process systems for
the oil and gas industry.
 13% Subordinated Note due 2004                           $   1,012,500       10/26/95    $  1,189,125 $  1,012,500 $  1,106,055
 Limited Partnership Interests (B)                             284 uts.       10/20/95         253,125      338,915      148,389
 Warrant, exercisable until 2004, to purchase                  148 uts.       10/26/95             148            -       77,511
 Limited Partnership Interests at $.01 per unit (B)
                                                                                          ------------ ------------ ------------
                                                                                             1,442,398    1,351,415    1,331,955
                                                                                          ------------ ------------ ------------

Maxtec International Corp.
A manufacturer and distributor of precision test and
measurement equipment and overhead crane control
systems.
 Senior Floating Rate Revolving Credit                    $     230,769        6/28/95         230,769      230,769      230,769
 Facility due 2001
 Common Stock (B)                                           38,462 shs.        6/28/95          96,059      115,386      103,848
 Warrant, exercisable from 1998 until 2005, to              19,795 shs.        6/28/95          49,325       85,714       19,795
 purchase common stock at $.01 per share (B)
                                                                                          ------------ ------------ ------------
                                                                                               376,153      431,869      354,412
                                                                                          ------------ ------------ ------------

MW Investors I LLC
A wholly-owned subsidiary of Tenneco, Inc.,
whose business includes natural gas, auto parts
and packaging.
 Floating Rate Subordinated Note due 2007                 $   1,685,250       12/29/97       1,674,633    1,685,250    1,674,633
 5.05% Membership Interest                                   2,590 int.       12/29/97          64,750       64,750       64,750
                                                                                          ------------ ------------ ------------
                                                                                             1,739,383    1,750,000    1,739,383
                                                                                          ------------ ------------ ------------

N2K, Inc. - O.T.C.
A music entertainment company which uses the
internet as a global platform for the promoting and
merchandising of music and related merchandise.
 Warrant, exercisable until 2004, to purchase               13,889 shs.         8/6/97             556            -       32,817
 common stock at $12 per share (B)                                                        ------------ ------------ ------------


Nu Horizons Electronics Corp. - O.T.C.
A distributor of high technology active and passive
electronic devices.
 8.25% Convertible Subordinated Note due                  $     705,900        8/31/94         712,959      705,900      758,207
 2002, convertible into common stock at $9                                                ------------ ------------ ------------
 per share


Pacific Coast Feather Company
A manufacturer and marketer of natural fill and
synthetic fill bed pillows and comforters.
15.5% Senior Subordinated Note due 2004                   $   1,750,000        6/27/97       1,768,025    1,750,000    1,807,050
                                                                                          ------------ ------------ ------------

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                         Shares, Units,
                                                           Warrants or                   Fair Value                  Fair Value
                                                            Principal      Acquisition  at Acquisition     Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)            Amount           Date          Date         (Note 2B)    (Note 2A)
                                                         --------------    -----------  --------------   ----------  -----------
PAR Acquisition Corp.
A manufacturer of fuel handling systems for
nuclear power plants and hazardous waste.
 14.5% Senior Subordinated Note due 2000                  $     833,333         2/5/93    $    832,000 $    833,333 $    855,500
 8% Convertible Preferred Stock due 2001,                   83,333 shs.         2/5/93         166,667      166,667      161,917
 convertible into common stock at $2 per share
 Common Stock (B)                                          133,333 shs.         2/5/93         333,333      333,333      213,333
                                                                                          ------------ ------------ ------------
                                                                                             1,332,000    1,333,333    1,230,750
                                                                                          ------------ ------------ ------------

Paribas Capital Funding LLC
A collateralized loan obligation managed by the U.S.
Merchant Banking Group of Banque Paribas.
 Subordinated Floating Rate Note due 2010                 $   1,750,000              *       1,743,472    1,750,000    1,740,375
                                                                                          ------------ ------------ ------------

PG&E Gas Transmission
An owner and operator of a specialized petroleum
refinery that engages in petroleum product marketing
operations.
 10.58% Senior Note due 2000                              $     214,286       12/20/90         217,858      214,286      223,993
                                                                                          ------------ ------------ ------------

Pharmaceutical Buyers, Inc.
A group purchasing organization which specializes in
arranging and negotiating contracts for the purchase
of pharmaceutical goods and medical equipment.
 10.5% Senior Secured Note due 2005                       $     408,750       11/30/95         425,958      408,750      431,150
 10.5% Senior Secured Convertible Note due                $      97,500       11/30/95         102,668       97,500      111,179
 2005, convertible into common stock at
 $50,000 per share
 Common Stock                                                    3 shs.       11/30/95         113,906      169,000      105,260
                                                                                          ------------ ------------ ------------
                                                                                               642,532      675,250      647,589
                                                                                          ------------ ------------ ------------

Piedmont Holding, Inc.
A general aviation fixed based operator with repair,
maintenance and overhaul certification.
 12% Senior Subordinated Note due 2001                    $   1,085,721        7/15/92       1,094,624    1,085,721    1,126,435
 Senior Redeemable Cumulative Preferred Stock              140,983 shs.        7/15/92         140,983      140,983      140,983
 Common Stock (B)                                            1,887 shs.        7/15/92           1,283        1,887       33,513
 Warrant, exercisable until 2001, to purchase                2,521 shs.        7/15/92           1,613           --       44,672
 common stock at $.05 per share (B)
                                                                                          ------------ ------------ ------------
                                                                                             1,238,503    1,228,591    1,345,603
                                                                                          ------------ ------------ ------------

Plastipak Packaging, Inc.
A manufacturer of plastic containers.
 10.64% Senior Subordinated Note due 2006                 $   1,750,000       10/25/96       1,701,875    1,708,477    1,778,875
 Warrant, exercisable until 2006, to purchase                   49 shs.       10/25/96          27,799       46,813       31,101
 common stock at $.01 per share (B)
                                                                                          ------------ ------------ ------------
                                                                                             1,729,674    1,755,290    1,809,976
                                                                                          ------------ ------------ ------------

*12/20/96, 3/20/97 and 6/20/97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                          Shares, Units,
                                                            Warrants or                   Fair Value                 Fair Value
                                                            Principal      Acquisition  at Acquisition     Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)             Amount          Date          Date         (Note 2B)    (Note 2A)
                                                          --------------   -----------  --------------   ---------   -----------
Precision Dynamics, Inc.
A manufacturer of custom-designed solenoid
valves and controls.
 Senior Secured Floating Rate Revolving                    $     309,700       7/22/96    $    306,634  $    309,70  $   307,099
 Credit Facility due 2003
 Senior Secured Floating Rate Term Note                    $   1,401,800       7/22/96       1,388,062    1,401,800    1,391,287
 due 2003
 12% Senior Secured Term Note due 2004                     $     245,000       7/22/96         241,766      201,252      253,281
 8% Preferred Stock                                             116 shs.       7/22/96         110,120      115,911       94,572
 Common Stock (B)                                               299 shs.       7/22/96          10,849       14,489        9,953
 Warrant, exercisable until 2004, to purchase                   162 shs.       7/22/96               2       49,000        5,368
 common stock at $.01 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                             2,057,433    2,092,152    2,061,560
                                                                                          ------------  -----------  -----------

Process Chemicals, LLC
A platform company used by C3 Chemical Ventures
to acquire specialty chemical and mineral companies.
 6% Redeemable Preferred Membership Interests                10,000 int.       7/31/97         983,800      995,107      995,800
 Common Membership Interests                                      4 int.       7/31/97              11           12           11
                                                                                          ------------  -----------  -----------
                                                                                               983,811      995,119      995,811
                                                                                          ------------  -----------  -----------

Protein Genetics, Inc.
A producer of bovine artificial insemination
products, related breeding and healthcare products
and specialty genetics sold to the dairy and
beef industries.
 11.67% Senior Secured Note due 2004                       $     400,000       8/12/94         394,720      400,000      345,280
 11.51% Junior Secured Note due 1999                       $     200,000       8/12/94         195,760      200,000      170,400
 9.8% Redeemable Exchangeable Preferred Stock                 3,333 shs.       8/12/94         282,633      333,333      144,167
 Common Stock (B)                                               497 shs.       8/12/94               5            -            4
                                                                                          ------------  -----------  -----------
                                                                                               873,118      933,333      659,851
                                                                                          ------------  -----------  -----------

RailTex, Inc. - O.T.C.
An operator of short-line railroads in the Midwest,
West and Canada.
 12% Subordinated Note due 2002                            $     750,000       2/16/93         799,575      750,000      830,025
 Common Stock (B)                                            17,750 shs.       2/16/93         170,400      170,400      241,347
                                                                                          ------------  -----------  -----------
                                                                                               969,975      920,400    1,071,372
                                                                                          ------------  -----------  -----------

Rent-Way, Inc. - O.T.C.
Operates rent-to-own stores in Ohio, Pennsylvania
and New York.
 Common Stock(B)                                            100,603 shs.       7/18/95               -    1,000,000    1,768,098
 Warrant, exercisable until 2002, to purchase                10,000 shs.       7/18/95             100            -       85,370
 common stock at $9.94 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                                   100    1,000,000    1,853,468
                                                                                          ------------  -----------  -----------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                          Shares, Units,
                                                           Warrants or                    Fair Value                Fair Value
                                                            Principal      Acquisition  at Acquisition     Cost     at 12/31/97
Corporate Restricted Securities:  (A) (Continued)            Amount           Date           Date        (Note 2B)    (Note 2A)
                                                          --------------   -----------  --------------  -----------  -----------
Sequentia, Inc.
A manufacturer and distributor of fiberglass
reinforced panels used in commercial, industrial
and residential applications.
 12% Subordinated Note due 2004                            $   1,140,700      12/14/95    $  1,209,142  $   937,103  $ 1,178,115
 Limited Partnership Interests of KS                          3,593 uts.      12/14/95         269,475      359,371      323,370
 Holdings, L.P. (B)
 Warrant, exercisable until 2004, to purchase                 2,725 uts.      12/14/95           2,725      239,547        1,363
 Limited Partnership Interests of KS
 Holdings, L.P. at $.01 per unit (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,481,342    1,536,021    1,502,848
                                                                                          ------------  -----------  -----------

Star International, Inc.
A manufacturer of commercial cooking appliances.
 9.65% Senior Secured Note due 2004                        $     382,835       5/27/94         382,835      382,835      387,582
 10.5% Subordinated Note due 2004                          $     179,104       5/27/94         179,104      179,104      179,301
 Common Stock (B)                                             1,077 shs.       5/27/94          64,904       64,904       20,236
 Warrant, exercisable until 2004, to purchase                   806 shs.       5/27/94               8            -       15,137
 common stock at $.01 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                               626,851      626,843      602,256
                                                                                          ------------  -----------  -----------

Swing N'Slide Corporation - A.S.E.
A manufacturer and distributor of home playground
equipment and accessories.
 12% Subordinated Note due 2005                            $   1,562,500       3/13/97       1,292,500    1,241,086    1,390,781
 Limited Partnership Interests of Green Grass                40,774 uts.       3/13/97         146,786      223,781      130,477
 Capital II, LLC (B)
 Warrant, exercisable until 2005, to purchase                74,022 uts.       3/13/97         265,887      340,361      236,278
 Limited Partnership Interests of Green Grass
 Capital II, LLC at $.01 per unit (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,705,173    1,805,228    1,757,536
                                                                                          ------------  -----------  -----------

TACC International Corporation
A leading domestic manufacturer of adhesives and
sealants in the building and construction industries.
 12.5% Subordinated Note due 2005                          $     875,000        8/8/97         849,538      853,837      869,575
 8% Convertible Redeemable Preferred Stock                    4,122 shs.        8/8/97         847,613      875,000      875,000
 Warrant, exercisable until 2005, to purchase                   780 shs.        8/8/97               8       21,949            8
 common stock at $.01 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,697,159    1,750,786    1,744,583
                                                                                          ------------  -----------  -----------

Tidewater Holdings, Inc.
An operator of a barge transportation line on the
Columbia/Snake River system.
 12.5% Senior Subordinated Note due 2006                   $   1,190,000       7/25/96       1,194,046    1,167,146    1,261,995
 Convertible Preferred Stock, convertible into                  560 shs.       7/25/96         504,000      560,000      504,000
  common stock at $1,000 per share (B)
 Warrant, exercisable until 2008, to purchase                   237 shs.       7/25/96              21       24,103           21
 common stock at $.01 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,698,067    1,751,249    1,766,016
                                                                                          ------------  -----------  -----------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                          Shares, Units,
                                                            Warrants or                   Fair Value                 Fair Value
                                                             Principal     Acquisition  at Acquisition     Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)              Amount         Date           Date        (Note 2B)    (Note 2A)
                                                          --------------   -----------  --------------  -----------   -----------
TransMontaigne Oil Company - A.S.E.
An independent petroleum products marketing
company.
 12.75% Senior Subordinated Debenture                      $   1,200,000       3/28/91    $  1,274,280  $ 1,183,408  $ 1,291,080
 due 2000
 Common Stock (B)                                           203,165 shs.             *         314,108      598,597    2,590,354
 Warrant, exercisable until 2001, to purchase                74,606 shs.       3/28/91           7,461       42,000      680,407
 common stock at $3.60 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,595,849    1,824,005    4,561,841
                                                                                          ------------  -----------  -----------

Trend Plastics, Inc.
A manufacturer and assembler of plastic injection
molded parts.
 12% Subordinated Note due 2005                            $   1,256,800       3/21/97       1,296,389    1,255,236    1,336,355
 Limited Partnership Interests of Riverside V                 2,680 uts.            **         327,880      295,778      327,881
 Holding Company L.P.
 Limited Partnership Interests of Riverside V-A               5,734 uts.            **         742,789      632,584      742,788
 Holding Company L.P.
 Warrant, exercisable until 2005, to purchase                 1,564 uts.       3/21/97           1,564        1,564        1,564
 Limited Partnership Interests at $.01 per unit (B)
                                                                                          ------------  -----------  -----------
                                                                                             2,368,622    2,185,162    2,408,588
                                                                                          ------------  -----------  -----------

Truseal Technologies, Inc.
A manufacturer of sealant systems for the North
American window and door market.
 12.25% Senior Subordinated Note due 2006                  $   1,338,000       6/23/97       1,367,168    1,154,954    1,404,900
 Limited Partnership Interests (B)                            4,123 uts.       6/17/97         371,070      412,331      371,070
 Warrant, exercisable until 2006, to purchase                   630 uts.       6/23/97               6      188,536            6
 Limited Partnership Interests at $.01 per unit (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,738,244    1,755,821    1,775,976
                                                                                          ------------  -----------  -----------

U.S. Netting, Inc.
A manufacturer of plastic netting for a wide
variety of industries.
 11% Senior Secured Note due 2005                          $     792,200        5/3/95         876,015      792,200      861,676
 12% Subordinated Note due 2005                            $     326,200        5/3/95         367,008      311,061      374,934
 Common Stock (B)                                             2,457 shs.        5/3/95          81,376      195,720       16,157
 Warrant, exercisable until 2005, to purchase                 1,398 shs.        5/3/95          46,291       17,971        9,182
 common stock at $.01 per share (B)
                                                                                          ------------  -----------  -----------
                                                                                             1,370,690    1,316,952    1,261,949
                                                                                          ------------  -----------  -----------


 * 3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95.
** 3/21/97, 10/16/97 and 11/19/97.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                      Shares, Units,
                                                        Warrants or                        Fair Value                  Fair Value
                                                         Principal        Acquisition    at Acquisition     Cost      at 12/31/97
Corporate Restricted Securities:  (A) (Continued)          Amount            Date            Date         (Note 2B)     (Note 2A)
                                                      --------------      -----------    --------------   ---------   -----------
U.S. Silica Company
A producer of high grade industrial and specialty
ground silica sands in North America.
 15% Senior Subordinated Notes due 2005               $   1,190,210                *    $  1,263,872    $  1,190,145  $  1,285,426
 Redeemable Preferred Stock Series A (B)                20,999 shs.         12/19/96         145,826         194,435       145,817
 Convertible Preferred Stock Series B,                  41,998 shs.         12/19/96         291,655         388,865       291,634
 convertible into Series B common stock at
 $9.26 per share (B)
 Warrant, exercisable until 2005, to purchase            3,241 uts.         12/19/96           6,482              65         3,241
 Series A Preferred Stock and Series B
 Preferred Stock at $.01 per unit (B)
                                                                                       -------------   ------------- -------------
                                                                                           1,707,835       1,773,510     1,726,118
                                                                                       -------------   ------------- -------------

Unidata, Inc.
A manufacturer and distributor of database
management software.
 11.5% Senior Subordinated Note due 2003              $   1,250,000         12/14/95       1,269,250       1,206,112     1,196,625
 Common Stock (B)                                       62,500 shs.         12/14/95         187,500         250,000       187,500
 Warrant, exercisable until 2003, to purchase           31,250 shs.         12/14/95             312          62,125           312
 common stock at $1 per share (B)
                                                                                       -------------   ------------- -------------
                                                                                           1,457,062       1,518,237     1,384,437
                                                                                       -------------   ------------- -------------

Unipac Corporation
A manufacturer of laminated materials which are
used to seal a variety of packaging containers.
 Senior Secured Floating Rate Note due 2002           $      69,023           2/9/96          68,292          69,023        69,023
 12% Senior Secured Note due 2004                     $     121,875           2/9/96         123,435         111,090       132,271
 Acquisition Line of Credit due 2002                  $     356,250          9/30/96         356,250         356,250       356,250
 Limited Partnership Interests of Riverside II              61 uts.               **          56,194          66,617       162,594
 Holding Company L.P. (B)
 Warrant, exercisable from 2000 until 2004, to              21 uts.           2/9/96               2          20,156        54,711
 purchase Limited Partnership Interests of
 Riverside II Holding Company L.P. at $.01
 per unit (B)
                                                                                       -------------   ------------- -------------
                                                                                             604,173         623,136       774,849
                                                                                       -------------   ------------- -------------

US Air, Inc.
A domestic and international airline.
 10.8% Series A Secured Loan Certificates             $     430,259          6/29/94         365,720         377,072      448,761
 due 2003                                                                              -------------   ------------- -------------

Victory Ventures LLC
Acquires controlling or substantial interests in
other entities.
 Series A Preferred Units (B)                             2,817 uts.         12/2/96           1,576          14,275        26,765
                                                                                       -------------   ------------- -------------


  * 12/19/96 and 2/15/97.
 ** 2/9/96 and 9/25/96.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                    Shares, Units,
                                                      Warrants or                      Fair Value                      Fair Value
                                                      Principal        Acquisition   at Acquisition      Cost          at 12/31/97
Corporate Restricted Securities:  (A) (Continued)      Amount             Date            Date        (Note 2B)        (Note 2A)
                                                    --------------     -----------   --------------  -----------   -----------------
Vitex Packaging, Inc.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags.
 Limited Partnership Interests of Riverside VI          611 int.        12/30/97     $     48,873    $     61,091  $     48,873
 Holding Company L.P.
 Limited Partnership Interests of Riverside           1,008 int.        12/30/97           80,640         100,800        80,640
 VI-A Holding Company L.P.                                                           ------------    ------------  ------------
                                                                                          129,513         161,891       129,513
                                                                                     ------------    ------------  ------------
    Sub-Total Corporate Restricted Securities                                        $ 75,072,112      76,679,417    81,363,640
                                                                                     ============    ------------  ------------

                                                                                        Shares,
                                                                                      Warrants or                   Market Value
                                                     Interest             Due         Principal         Cost        at 12/31/97
Rule 144A Securities:  (A)                             Rate               Date          Amount        (Note 2B)      (Note 2A)
                                                     --------          ---------     ------------    -----------    ------------
Bonds - 13.59%
 ADV Accessory & AAS CAP                               9.750%           10/01/07     $    575,000      574,996          566,375
 AEP Industries, Inc.                                  9.875            11/15/07          750,000      744,180          770,625
 American Lawyer Media                                 9.750            12/15/07          300,000      300,000          304,500
 Amtran, Inc.                                         10.500            08/01/04          500,000      500,000          522,540
 Atlantic Coast Airlines Inc.                          8.750            01/01/07          783,000      784,062          783,000
 Atlantic Express                                     10.750            02/01/04          350,000      362,250          371,875
 Climachem, Inc.                                      10.750            12/01/07          250,000      250,000          257,500
 Cuddy International Corp.                            10.750            12/01/07          700,000      689,542          705,250
 Doskocil Manufacturing Co., Inc.                     10.125            09/15/07          200,000      203,750          209,000
 Enserch Exploration, Inc.                             7.540            01/02/09        1,000,000    1,000,000        1,012,500
 Indah Kiat Pulp & Paper Corporation                  10.000            07/01/07          700,000      695,429          581,000
 Integrated Health Services                            9.250            01/15/08          750,000      750,000          763,125
 ITT Publicmedia BV                                    9.375            09/15/07          420,000      425,475          441,000
 Kitty Hawk Inc.                                       9.950            11/15/04          500,000      500,000          502,500
 McLeodUSA Incorporated                                9.250            07/15/07          300,000      300,000          312,750
 Petroliam Nasional Berhad                             7.125            10/18/06          350,000      321,230          321,685
 Scovill Fastener, Inc.                               11.250            11/30/07          350,000      350,000          357,000
 Southern Foods                                        9.875            09/01/07          450,000      450,000          470,250
 Sovereign Speciality Chemicals                        9.500            08/01/07          175,000      175,000          179,813
 T C W Leveraged Income Trust, LP                      8.410            03/31/04        1,500,000    1,500,000        1,500,000
 Tjiwi Kima Fin Mauritius LTD                         10.000            08/01/04          375,000      372,956          311,250
 Unicco Service Co.                                    9.875            10/15/07          275,000      273,708          275,000
 United Refining Company                              10.750            06/15/07        1,400,000    1,400,000        1,473,500
 Von Hoffman Press, Inc.                              10.375            05/15/07          325,000      327,250          347,750
 W R Carpenter North America                          10.625            06/15/07          550,000      556,344          569,250
 Worldtex, Inc.                                        9.625            12/15/07          500,000      500,000          512,500
                                                                                     ------------  -----------      -----------
   Sub-Total Rule 144A Bonds                                                         $ 14,328,000   14,306,172       14,421,538
                                                                                     ============  -----------      -----------

Convertible Bonds - 6.30%
 Atria Communities, Inc.                               5.000            10/15/02     $    250,000      250,000          255,937
 Continental Airlines, Inc.                            6.750            04/15/06          300,000      278,625          507,882
 Costco Companies, Inc.                                0.000            08/19/17          600,000      303,605          351,528
 CUC International, Inc.                               3.000            02/15/02          600,000      600,000          750,564
 Cymer Inc.                                            3.500            08/06/04          175,000      176,000          131,472
 Family Golf Centers, Inc.                             5.750            10/15/04          150,000      150,000          159,480
 Grand Metropolitan PLC                                6.500            01/31/00          200,000      200,000          277,944

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997


                                                                                Shares,
                                                                               Warrants or                  Market Value
                                                     Interest       Due         Principal         Cost       at 12/31/97
Rule 144A Securities:  (A) (Continued)                 Rate         Date         Amount        (Note 2B)      (Note 2A)
                                                    ----------     ------     -------------   -----------  --------------
Convertible Bonds (Continued)
 Halter Marine                                         4.500%      09/15/04   $    75,000     $   75,000     $   82,581
 Kellstorm Industries, Inc.                            5.750       10/15/02       200,000        200,000        218,928
 Key Energy Group                                      5.000       09/15/04       500,000        500,000        428,750
 Mark IV Industries                                    4.750       11/01/04       450,000        427,125        418,500
 Omnicom, Inc.                                         2.250       01/06/13       100,000        100,000        105,375
 Roche Holdings, Inc.                                  0.000       05/06/12     2,660,000      1,081,196      1,226,925
 Scholastic Corp.                                      5.000       08/15/05       600,000        484,688        531,750
 Smartalk Teleservices                                 5.750       09/15/04       300,000        300,000        320,097
 Tel-Save                                              4.500       09/15/02       650,000        644,375        629,298
 Thermo Electron Corporation                           4.250       01/01/03       175,000        175,000        217,875
 Tower Automotive, Inc.                                5.000       08/01/04        75,000         75,000         77,866
                                                                              -----------    -----------    -----------
   Sub-Total Rule 144A Convertible Bonds                                      $ 8,060,000      6,020,614      6,692,752
                                                                              ===========    -----------    -----------

Convertible Preferred Stock - 1.87%
 Big Flower Trust                                                                   7,150        357,500        366,438
 D T Industries                                                                    20,000      1,000,000      1,095,000
 Newell Financial Trust                                                            10,000        500,000        525,000
                                                                                             -----------    -----------
  Sub-Total Rule 144A Convertible Preferred Stock                                              1,857,500      1,986,438
                                                                                             -----------    -----------
Total Rule 144A Securities                                                                    22,184,286     23,100,728
                                                                                             -----------    -----------
Total Corporate Restricted Securities                                                         98,863,703    104,464,368
                                                                                             -----------    -----------

Corporate Public Securities:

Bonds - 17.24%
 Advanced Micro Devices                               11.000%      08/01/03   $   350,000        371,000        374,500
 Airplanes Pass Thru Trust                             8.150       03/15/19     1,500,000      1,498,674      1,596,210
 Amphenol Corporation                                  9.875       05/15/07       200,000        200,000        212,000
 Anchor Advanced Products                             11.750       04/01/04       560,000        581,750        588,000
 Archibald Candy Corp.                                10.250       07/01/04       420,000        420,000        438,900
 Atlas Air, Inc.                                      10.750       08/01/05     1,000,000      1,000,000      1,060,000
 Aurora Foods, Inc.                                    9.875       02/15/07       750,000        768,750        787,500
 Callon Petroleum Company                             10.125       09/15/02       250,000        248,560        250,000
 Central Rents, Inc.                                  12.875       12/15/03       615,000        582,375        624,225
 Chesapeake Energy Corporation                         8.500       03/15/12       250,000        229,813        248,750
 Dawson Production Services                            9.375       02/01/07       400,000        394,000        421,500
 DecisionOne Corporation                               9.750       08/01/07        75,000         75,000         77,250
 Decorative Home Accents, Inc.                        13.000       06/30/02       350,000        350,000         87,500
 Florist Transworld Delivery, Inc.                    14.000       12/15/01       375,000        385,688        417,188
 Friendly Ice Cream Corporation                       10.500       12/01/07       200,000        200,000        202,500
 Great American Cookie Co.                            10.875       01/15/01       660,000        651,750        674,850
 H M H Properties, Inc.                                8.875       07/15/07       250,000        250,000        263,125
 Hosiery Corporation of America                       13.750       08/01/02       500,000        493,900        540,000
 I C N Pharmaceuticals, Inc.                           9.250       08/15/05       350,000        350,000        369,250
 International Wire Group, Inc.                       11.750       06/01/05       450,000        489,375        492,750
 Jordan Industries, Inc.                              10.375       08/01/07       300,000        300,000        303,750
 Jordan Telecom Products                               9.875       08/01/07     1,050,000      1,040,798      1,081,500
 Key Plastics, Inc.                                   14.000       11/15/99       350,000        354,912        381,500
 Korea Development Bank                                7.250       05/15/06       450,000        415,606        351,630
 L-3 Corporation                                      10.375       05/01/07       400,000        400,000        433,000


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                                                      Shares,
                                                      Yield/                        Warrants or               Market Value
                                                     Interest        Due             Principal      Cost       at 12/31/97
Corporate Public Securities: (Continued)               Rate          Date             Amount      (Note 2B)     (Note 2A)
                                                     --------      --------        ------------ ------------  ------------
Bonds (Continued)
 Neenah Corporation                                   11.125%      05/01/07        $    250,000 $    250,000  $    273,750
 Nortek Inc.                                           9.125       09/01/07             450,000      446,364       453,375
 Northwest Airlines Corp.                             12.092       12/31/00             340,710      351,783       349,228
 Northwest Airlines Corp.                              8.970       01/02/15             982,308      982,308     1,099,890
 Pierce Leahy Corp.                                    9.125       07/15/07              75,000       75,000        77,625
 Pohang Iron & Steel Company                           7.125       11/01/06             350,000      317,961       260,222
 Rogers Cantel Inc.                                    8.300       10/01/07             750,000      747,990       744,375
 Scotsman Group, Inc.                                  8.625       12/15/07             100,000       99,732       100,375
 Speedway Motorsports, Inc.                            8.500       08/15/07             225,000      224,388       229,500
 Spinnaker Industries                                 10.750       10/15/06             200,000      202,625       204,000
 Sun Media Corporation                                 9.500       05/15/07              75,000       74,404        80,250
 Telex Communications, Inc.                           10.500       05/01/07           1,250,000    1,261,250     1,231,250
 Therma-Wave, Inc.                                    10.625       05/15/04             370,000      375,625       392,200
 Wavetek Corporation                                  10.125       06/15/07             110,000      110,000       113,850
 Williams Scotsman, Inc.                               9.875       06/01/07             400,000      400,000       412,000
                                                                                   ------------ ------------  ------------
 Total Bonds                                                                       $ 17,983,018   17,971,381    18,299,268
                                                                                   ============ ------------  ------------
Common Stock - 6.47%
 4Health Inc. (B)                                                                  $      6,000       33,375        30,750
 American Country Holdings (B)                                                           54,000      188,722        97,848
 American Skiing Corp. (B)                                                               15,000      270,000       223,125
 AMF Bowling, Inc. (B)                                                                   14,400      280,800       360,000
 Atlas Air, Inc. (B)                                                                      2,600       52,650        62,400
 Avis Rent A Car, Inc. (B)                                                                1,650       28,050        52,696
 Benson Petroleum, LTD. (B)                                                             100,000       77,204       104,900
 Central Rents, Inc.                                                                        930       33,722        46,500
 Collins & Aikman Corporation (B)                                                        17,400      104,238       150,075
 Computer Horizons Corporation (B)                                                        1,200       31,972        54,600
 Conning Corporation (B)                                                                 12,000      162,000       201,000
 Corporate Express                                                                       11,789           16       151,780
 Dawson Production Services (B)                                                          19,492      245,578       338,673
 Decorative Home Accents, Inc. (B)                                                          350            -             -
 Dril-Quip, Inc. (B)                                                                        750       18,000        26,344
 Echostar Communications (B)                                                              5,000       97,500        83,750
 Edutrek International (B)                                                                  750       10,500        19,500
 ESG RE Limited (B)                                                                      22,800      456,000       535,800
 Excalibur Technologies Corp. (B)                                                        10,000       98,656        85,620
 Florida Panthers Holdings, Inc. (B)                                                     19,500      373,004       336,375
 Florist Transworld Delivery, Inc. (B)                                                    4,687       13,754        46,870
 Friendly Ice Cream Corporation (B)                                                      30,000      540,000       348,750
 General Chemical Group, Inc.                                                             3,000       77,161        80,250
 Herley Industries, Inc. (B)                                                             10,000      120,000       120,620
 Hosiery Corporation of America (B)                                                         500            -        35,000
 International Home Foods, Inc. (B)                                                      15,000      300,000       420,000
 Ivex Packaging Corporation (B)                                                          12,000      192,000       288,000
 J. D. Edwards & Company (B)                                                              1,500       34,500        44,250
 King World Productions (B)                                                               7,800      380,380       450,450
 LCS Industries, Inc.                                                                    15,000      234,356       217,500
 Marker International (B)                                                                30,000      187,500       120,000
 N2K, Inc. (B)                                                                           18,000      342,000       263,250
 NextLink Communications, Inc. (B)                                                        6,900      117,300       147,053
 Petersen Companies, Inc. (B)                                                             1,200       21,000        27,600

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                                                                               Shares,
                                                   Yield/                    Warrants or                     Market Value
                                                  Interest         Due       Principal          Cost         at 12/31/97
Corporate Public Securities:  (Continued)          Rate            Date        Amount         (Note 2B)        (Note 2A)
                                                ------------     --------   ------------    ------------    -------------
Common Stock (Continued)
 Princeton Video Image, Inc. (B)                                            $     30,000    $    210,000    $    281,250
 Red Roof Inns, Inc. (B)                                                          19,200         272,607         293,990
 Republic Industries, Inc. (B)                                                    15,000         368,438         349,680
 Staffing Resources, Inc. (B)                                                     45,000         247,500         360,000
 USA Floral Products, Inc. (B)                                                       745           9,685          11,734
                                                                                            ------------    ------------
 Total Common Stock                                                                            6,230,168       6,867,983
                                                                                            ------------    ------------

Convertible Bonds - 3.54%
 Continental Airlines                               6.750%       04/15/06        200,000         185,500         338,588
 Dura Pharmaceuticals                               3.500        07/15/02        315,000         319,219         352,529
 Hilton Hotels                                      5.000        05/15/06        695,000         695,000         773,236
 Home Depot, Inc.                                   3.250        10/01/01        335,000         332,238         440,106
 Level One Communications                           4.000        09/01/04        140,000         125,825         132,300
 Loews Corp.                                        3.125        09/15/07        600,000         600,000         603,438
 Reptron Electronics Inc.                           6.750        08/01/04        100,000         100,000          73,875
 Savoy Pictures Entertainment                       7.000        07/01/03        650,000         505,375         598,812
 USA Waste Services, Inc.                           4.000        02/01/02        225,000         225,000         248,625
 World Color Press, Inc.                            6.000        10/01/07        200,000         200,000         192,000
                                                                            ------------    ------------    ------------
 Total Convertible Bonds                                                    $  3,460,000       3,288,157       3,753,509
                                                                            ============    ------------    ------------

Convertible Preferred Stock - .13%
 Sinclair Broadcasting Group, Inc. (B)                                             2,500         125,000         143,125
                                                                                            ------------    ------------
 Total Convertible Preferred Stock                                                               125,000         143,125
                                                                                            ------------    ------------

Warrants - .01%
 Herley Industries, Inc. (B)                                                      10,000           1,000          16,250
                                                                                            ------------    ------------
 Total Warrants                                                                                    1,000          16,250
                                                                                            ------------    ------------
 Total Corporate Public Securities                                                            27,615,706      29,080,135
                                                                                            ------------    ------------
Short-Term Securities:

Commercial Paper - 1.32%
 Crown Cork & Seal Company, Inc.                    7.204%         1/2/98   $    250,000         249,950         249,950
 Federal Signal Corp.                               7.302          1/2/98      1,150,000       1,149,767       1,149,767
                                                                            ------------    ------------    ------------
 Total Short-Term Securities                                                $  1,400,000       1,399,717       1,399,717
                                                                            ============    ------------    ------------

Total Investments-127.12%                                                                   $127,879,126     134,944,220
                                                                                            ============    ------------
   Other Assets    -   2.39                                                                                    2,537,527
   Liabilities     - (29.51)                                                                                 (31,326,162)
                     ------                                                                                 ------------

Total Net Assets   - 100.00%                                                                                $106,155,585
                     ======                                                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.

(B) Non-income producing security.

--------------------------------------------------------------------------------
                                                                              25

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                            INDUSTRY CLASSIFICATION

                                                                   Fair Value
                                                                   at 12/31/97
Corporate Restricted Securities:                                    (Note 2A)
                                                                  -------------

ADVERTISING - .53%
Ammirati & Puris, Inc.                                            $     88,200
Big Flower Trust                                                       366,438
Omnicom, Inc.                                                          105,375
                                                                 -------------
                                                                       560,013
                                                                 -------------

AUTO PARTS - 1.71%
MW Investors I LLC                                                   1,739,383
Tower Automotive, Inc.                                                  77,866
                                                                 -------------
                                                                     1,817,249
                                                                 -------------
BEVERAGES - 1.71%
Associated Vintage Group, Inc.                                       1,815,099
                                                                 -------------

BUILDING MATERIALS - .38%
Highland Homes Holdings, Inc.                                          401,757
                                                                 -------------

CHEMICAL - 5.15%
AccTech, LLC                                                         1,790,241
Hatco Corporation                                                    1,750,000
Sovereign Speciality Chemicals                                         179,813
TACC International Corporation                                       1,744,583
                                                                 -------------
                                                                     5,464,637
                                                                 -------------
COMMUNICATIONS - 1.61%
Latin Communications Group                                             442,190
McLeodUSA Incorporated                                                 312,750
Smartalk Teleservices                                                  320,097
Tel-Save                                                               629,298
                                                                 -------------
                                                                     1,704,335
                                                                 -------------
ELECTRICAL EQUIPMENT /
ELECTRONICS - 6.73%
Catalina Lighting, Inc.                                                350,625
Cirrus Logic, Inc.                                                   1,302,870
Control Devices, Inc.                                                1,175,458
Intermetrics, Inc.                                                   1,282,306
Nu Horizons Electronics Corp.                                          758,207
Precision Dynamics, Inc.                                             2,061,560
Thermo Electron Corporation                                            217,875
                                                                 -------------
                                                                     7,148,901
                                                                 -------------
ENTERTAINMENT - .76%
Adventure Entertainment Corporation                                    809,214
                                                                 -------------

HEALTH CARE - 1.82%
Atria Communities, Inc.                                                255,937
Berkshire Medical Center, Inc.                                         445,129
Roche Holdings, Inc.                                                 1,226,925
                                                                 -------------
                                                                     1,927,991
                                                                 -------------

MANUFACTURING - INDUSTRIAL AND
CONSUMER PRODUCTS - 34.24%
AEP Industries, Inc.                                                   770,625
Beta Brands, Inc.                                                    1,805,646
C&K Manufacturing and Sales Company                                    895,268
Capitol Vial, Inc.                                                   1,713,381
Consumer Product Enterprises, Inc.                                   1,154,084
Contico International, Inc.                                            526,850
CUC International, Inc.                                                750,564
Cymer Inc.                                                             131,472
Doskocil Manufacturing Co., Inc.                                       209,000
Fleming Acquisition Corporation                                         17,666
Golden Bear Acquisition Corporation                                  1,786,543
Hartzell Manufacturing, Inc.                                         1,675,661
Hein-Werner Corp.                                                       49,323
Hudson River Capital LLC                                               210,735
Hussey Seating Company                                               1,708,032
Jackson Products, Inc.                                               1,483,799
Kappler Safety Group, Inc.                                           1,749,807
Kellstorm Industries, Inc.                                             218,928
Mark IV Industries                                                     418,500
Maxtec International Corp.                                             354,412
Newell Financial Trust                                                 525,000
Pacific Coast Feather Company                                        1,807,050
PAR Acquisition Corp.                                                1,230,750
Plastipak Packaging, Inc.                                            1,809,976
Sequentia, Inc.                                                      1,502,848
Star International, Inc.                                               602,256
Swing N'Slide Corporation                                            1,757,536
Trend Plastics, Inc.                                                 2,408,588
Truseal Technologies, Inc.                                           1,775,976
U.S. Netting, Inc.                                                   1,261,949
U.S. Silica Company                                                  1,726,118
Unidata, Inc.                                                        1,384,437
Unipac Corporation                                                     774,849
Victory Ventures LLC                                                    26,765
Vitex Packaging, Inc.                                                  129,513
                                                                 -------------
                                                                    36,353,907
                                                                 -------------
MISCELLANEOUS - 17.01%
ADV Accessory & AAS CAP                                                566,375
A.T.-Sentinel, Inc.                                                     61,071
Boyle Leasing Technologies, Inc.                                       814,560
Climachem, Inc.                                                        257,500
Cuddy International Corp.                                              705,250
D T Industries                                                       1,095,000
Eagle Pacific Industries, Inc.                                       1,779,560
Enserch Exploration, Inc.                                            1,012,500
Halter Marine                                                           82,581
Indah Kiat Pulp & Paper Corporation                                    581,000
Key Energy Group                                                       428,750
Lloyd's Barbecue Company                                             1,705,200

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
December 31, 1997

                      INDUSTRY CLASSIFICATION (Continued)

                                                          Fair Value
                                                          at 12/31/97
Corporate Restricted Securities:  (Continued)              (Note 2A)
                                                         ------------
MISCELLANEOUS  (Continued)
N2K, Inc.                                                $     32,817
Paribas Capital Funding LLC                                 1,740,375
Process Chemicals, LLC                                        995,811
Protein Genetics, Inc.                                        659,851
Scovill Fastener, Inc.                                        357,000
Southern Foods                                                470,250
T C W Leveraged Income Trust, LP                            1,500,000
Tjiwi Kima Fin Mauritius LTD                                  311,250
United Refining Company                                     1,473,500
Von Hoffman Press, Inc.                                       347,750
W R Carpenter North America                                   569,250
Worldtex, Inc.                                                512,500
                                                         ------------
                                                           18,059,701
                                                         ------------
OIL AND GAS SERVICE - 8.02%
BP Prudhoe Bay Royalty Trust                                  211,864
Chaparral Resources, Inc.                                       5,535
Hardy Oil & Gas PLC                                         1,732,492
Louis Dreyfus Natural Gas Corporation                         127,627
Maloney Industries, Inc.                                    1,331,955
Petroliam Nasional Berhad                                     321,685
PG&E Gas Transmission                                         223,993
TransMontaigne Oil Company                                  4,561,841
                                                         ------------
                                                            8,516,992
                                                         ------------
PUBLISHING - .79%
American Lawyer Media                                         304,500
Scholastic Corp.                                              531,750
                                                         ------------
                                                              836,250
                                                         ------------
RECREATIONAL SUPPLIES / EQUIPMENT - .52%
Coast Distribution System, The                                393,699
Family Golf Centers, Inc.                                     159,480
                                                         ------------
                                                              553,179
                                                         ------------
RETAILING - 5.85%
Cains Foods, L.P.                                           1,597,853
Costco Companies, Inc.                                        351,528
Discount Auto Parts                                           961,200
Grand Metropolitan PLC                                        277,944
J. Baker, Inc.                                                516,034
Pharmaceutical Buyers Inc.                                    647,589
Rent-Way, Inc.                                              1,853,468
                                                         ------------
                                                            6,205,616
                                                         ------------
SERVICES - 11.58%
Amtran, Inc.                                                  522,540
Atlantic Coast Airlines Inc.                                  783,000
Atlantic Express                                              371,875
Budget Group, The                                           1,710,400
Continental Airlines, Inc.                                    507,882
Diversco, Inc.                                              1,639,153
Hunton & Williams                                             141,300
Integrated Health Services                                    763,125
ITT Publicmedia BV                                            441,000
Kitty Hawk Inc.                                               502,500
Piedmont Holding, Inc.                                      1,345,603
RailTex, Inc.                                               1,071,372
Tidewater Holdings, Inc.                                    1,766,016
Unicco Service Co.                                            275,000
US Air, Inc.                                                  448,761
                                                         ------------
                                                           12,289,527
                                                         ------------
Total Corporate Restricted
Securities - 98.41%                                      $104,464,368
                                                         ============
--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                 MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------

1. History

   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a closed-end diversified management investment company, whose investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed-income securities, at least half of which normally will include equity features.

2. Significant Accounting Policies

   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

   A. Valuation of Investments:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust. Each restricted security is valued by the Board at the time of the purchase thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less to the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; if it is a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and in addition, any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel are relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Board, however, considers all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of Massachusetts Mutual Life Insurance Company ("MassMutual"), the Trust's investment adviser and administrator. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to provide such reports to the Trust at least quarterly.

   The financial statements include restricted securities valued at $104,464,368 (98.41% of net assets) as of December 31, 1997 ($81,145,818 at December 31,
   1996) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1997, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at market and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
   B. Accounting for Investments:

   Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   The cost basis of debt securities is not adjusted for amortization of premium since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   The Trust does not accrue income when payment is delinquent or when management believes payment is questionable.

   C. Use of Estimates:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   D. Federal Income Taxes:

   No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute such net gains.

3. Investment Advisory and Administrative Services Fee

   Under an investment advisory and administrative services contract with the Trust, MassMutual has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objective and policies of the Trust. MassMutual has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a private placement, and which would be consistent with the investment policies of the Trust, to offer such securities also to the Trust and that it will use its best efforts to insure that such request is acceded to. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment. MassMutual will also represent the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the contract, MassMutual is obligated to provide administration of the day-to-day operations of the Trust and will provide the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   For its services under the investment advisory and administrative services contract, MassMutual is paid a quarterly advisory and administrative services fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis, provided that a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of MassMutual, approve the valuation of the Trust's net assets as of such day.

4. Senior Indebtedness:

   A. Note Payable

   On July 15, 1995, the Trust sold to MassMutual at par a $12,000,000 Senior Fixed Rate Convertible Note due July 15, 2002 (the "Note") which accrues at 6.93% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For each of the years ended December 31, 1997 and 1996, the Trust incurred total interest expense on the Note of $831,600.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
   B. Revolving Credit Agreement

   The Trust entered into a $15,000,000 senior floating rate, revolving credit agreement (the "Revolver") with Fleet National Bank, pursuant to a credit agreement dated May 29, 1997, with a maturity date of May 31, 2004. Under the Revolving Credit Agreement, the Trust is subject to certain covenants, including, but not limited to, restrictions on the total indebtedness of the Trust, certain restrictions on investments and compliance with certain financial tests.

   The Revolver bears interest at a variable rate. Loans on the Revolver are charged a rate equal to the Eurodollar rate plus a margin of .40 percent per annum or the most recent Federal Funds rate plus a margin of .50 percent per annum. The Trust also incurs interest expense on the undrawn portion of the total approved credit agreement at a rate of .185 percent per annum.

   As of December 31, 1997, there were $10,500,000 in outstanding loans against the Revolver and the average blended rate of interest charged on the Revolver was 6.16%. For the period ended December 31, 1997, the Trust incurred total interest expense on the Revolver of $151,908, including $12,392 related to the undrawn portion.

5. Purchases and Sales of Investments
                                         For the year              For the year
                                        ended 12/31/97            ended 12/31/96
                                        --------------            --------------
                                              Cost of Investments Acquired
                                              ----------------------------
   Corporate restricted securities       $  74,935,861             $  37,805,712
   Corporate public securities              21,657,390                31,761,606
   Short-term securities                   203,448,960               341,235,659

                                            Proceeds from Sales or Maturities
                                            ---------------------------------
   Corporate restricted securities       $  53,756,027             $  31,185,321
   Corporate public securities              29,937,498                35,043,644
   Short-term securities                   207,075,457               348,655,861

   The aggregate cost of investments is the same for financial reporting and federal income tax purposes as of December 31, 1997. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1997 is $7,065,094 and consists of $13,402,901 appreciation and $6,337,807 depreciation.

   The aggregate cost of investments was the same for financial reporting and federal income tax purposes as of December 31, 1996. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1996 was $6,696,683 and consisted of $11,454,327 appreciation and $4,757,644 depreciation.

6. Quarterly Results of Investment Operations

                                                                                Per                        Per
                                                                  Amount       Share        Amount        Share
                                                               ------------- ---------    ----------    ----------
                                                                   March 31, 1997               March 31, 1996
                                                               -----------------------    ------------------------
   Investment income                                           $ 2,398,479                  $ 2,202,678
   Net investment income                                         1,923,676      $ .21         1,734,964      $ .19
   Net realized and unrealized gain (loss) on investments        1,504,885        .16        (1,372,604)      (.15)

                                                                   June 30, 1997               June 30, 1996
                                                               -----------------------    ------------------------
   Investment income                                             2,461,213                    2,197,345
   Net investment income                                         1,959,604        .21         1,717,737        .19
   Net realized and unrealized gain on investments               6,702,154        .73         3,482,897        .38

                                                                 September 30, 1997         September 30, 1996
                                                               -----------------------    ------------------------
   Investment income                                             2,657,346                    2,337,018
   Net investment income                                         2,097,193        .23         1,850,896        .20
   Net realized and unrealized gain on investments               7,006,521        .76         2,437,629        .27

                                                                December 31, 1997          December 31, 1996
                                                              -----------------------    ------------------------
   Investment income                                             2,658,180                    2,195,011
   Net investment income                                         2,032,835        .22         1,716,249        .19
   Net realized and unrealized loss on investments              (4,824,143)      (.52)         (667,720)      (.07)

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Participation Investors (the "Trust") as of December 31, 1997 and 1996, including the schedule of investments as of December 31, 1997, and the related statements of operations, cash flows and changes in net assets for each of the years then ended, and the selected per-share data and ratios for the nine years in the period ended December 31, 1997 and for the period from October 6, 1988 (inception) to December 31, 1988. These financial statements and selected per-share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and selected per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. Securities owned as of December 31, 1997 were also verified by examination. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 1997 and 1996, the results of its operations, its cash flows and its changes in its net assets for the years then ended, and the selected per-share data and ratios for each of the nine years in the period ended December 31, 1997 and for the period from October 6, 1988 (inception) to December 31, 1988, in conformity with generally accepted accounting principles.


                                                /s/ Coopers & Lybrand L.L.P.

Springfield, Massachusetts
January 30, 1998

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MEMBERS OF THE BOARD OF TRUSTEES                                JANUARY 30, 1998
--------------------------------------------------------------------------------


     [PHOTO OF GARY E. WENDLANDT        [PHOTO OF RICHARD G. DOOLEY
           APPEARS HERE]                       APPEARS HERE]
         Gary E. Wendlandt                   Richard G. Dooley
      Executive Vice President       Retired Executive Vice President
   and Chief Investment Officer,         and Chief Investment Officer,
       Massachusetts Mutual                  Massachusetts Mutual
      Life Insurance Company                Life Insurance Company


[PHOTO OF DONALD E. BENSON    [PHOTO OF MARSHALL D. BUTLER    [PHOTO OF MILTON
      APPEARS HERE]                  APPEARS HERE]          COOPER APPEARS HERE]
   Donald E. Benson*              Marshall D. Butler            Milton Cooper
Executive Vice President               Chairman,                  Chairman,
     and Director,               Nitzanim AVX Kyocera        Kimco Realty Corp.
 Marquette Bancshares Inc.       Venture Capital Fund


[PHOTO OF SUMNER L. FELDBERG            [PHOTO OF DONALD GLICKMAN
        APPEARS HERE]                           APPEARS HERE]
     Sumner L. Feldberg                       Donald Glickman
Retired Chairman of the Board,                    Chairman,
       Waban, Inc.                    Donald Glickman & Company, Inc.


[PHOTO OF MARTIN T. HART                [PHOTO OF JACK A. LAUGHERY
     APPEARS HERE]                             APPEARS HERE]
    Martin T. Hart*                          Jack A. Laughery
President and Director,                          Chairman,
    H Corporation                         Papa John's New England


                        *Member of the Audit Committee

--------------------------------------------------------------------------------
                            www.massmutual.com/mpv
--------------------------------------------------------------------------------

Officers

Gary E. Wendlandt
Chairman

Richard G. Dooley
Vice Chairman

Stuart H. Reese
President

Robert E. Joyal
Senior Vice President

Hamline C. Wilson
Vice President &
Chief Financial Officer

Stephen L. Kuhn
Vice President &
Secretary

John B. Joyce
Vice President

Charles C. McCobb, Jr.
Vice President

Richard C. Morrison
Vice President

Clifford M. Noreen
Vice President

Mary E. Wilson
Vice President

Raymond B. Woolson
Treasurer

Mark B. Ackerman
Comptroller

                           Dividend Reinvestment and
                               Cash Purchase Plan

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

                       [LOGO OF MASSMUTUAL APPEARS HERE]

           [LOGO OF MASSMUTUAL PARTICIPATION INVESTORS APPEARS HERE]

                      MassMutual Participation Investors